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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 13, 1999


                            MICRO GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                     0-8358                 95-2621545
----------------------------      ------------     ----------------------------
(State or other jurisdiction      (Commission      (IRS Employer Identification
     of incorporation)            File Number)                 Number)


                     14711 Bentley Circle, Tustin, CA 92705
                    (Address of principal executive offices)

                                 (714) 731-0557
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On May 11, 1999 Mr. Brooks Corbin resigned as the Chief Financial Officer of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MICRO GENERAL CORPORATION


Date: May 13, 1999                         By: /s/ M'LISS JONES KANE
                                               ---------------------------------
                                               M'Liss Jones Kane
                                               Vice President and Corporate
                                               Secretary



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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
--------------
    None.